Exhibit 99.1

PublicSquare to Acquire Assets of Tandym, Adding Virtual & Private Label
Credit Cards to its Growing Fintech Ecosystem

Acquisition Expected to Strengthen PublicSquare’s Fintech Ecosystem, Enhance
Recurring Revenue, and Deepen Merchant & Consumer Retention Across Payments, Credit, and Rewards

WEST PALM BEACH, FL — November 10, 2025 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare” or the “Company”) announced today that the Company entered into an agreement for the acquisition of key software assets from Tandym, Inc. (“Tandym”). Tandym offers consumer brands a white-labeled payments and credit suite that enables a branded card experience embedded directly in checkout. Tandym’s model enables processing fees under 1% by bypassing the traditional payment rails, meaning brands capture margin that typically goes to legacy networks. And for customers, the branded wallet and rewards program incentivize deeper loyalty and repeat purchases, turning payments into a growth lever for merchants in the PublicSquare ecosystem.

The acquisition is expected to:

•	Enable brands within the PublicSquare network to launch their own fully branded payment & credit card programs with seamless checkout placement and zero-dev lift.
•	Give merchants the ability to reduce processing fees to under 1%, increase Lifetime Value (LTV) by 25%+, and unlock new recurring revenue through interchange participation.
•	Help merchants lower OpEx, increase repeat purchase frequency, and build deeper loyalty, while PublicSquare benefits from scalable, recurring economics tied to retail growth.
•	Enhance Fintech Revenue Mix: Adds tools and software to enable recurring credit products that complement PublicSquare’s existing payments and digital asset business products.
•	Expand Merchant LTV: Increases merchant retention and complements PublicSquare’s innovative “bundled checkout” offering.
•	Strengthen Data & Network Effects: Enables creation of closed-loop payments environment improving underwriting, loyalty analytics, and cross-selling potential.
•	Drive Sustainable Profitability: Supports PublicSquare’s objective of improving gross margins and progressing toward adjusted EBITDA breakeven.

The expected acquisition marks a major step in PublicSquare’s strategic evolution into a full-stack fintech platform, expanding its product suite to include turnkey, digital-first private-label credit and debit programs for values-aligned merchants. The acquisition is expected to close in December 2025.

“This acquisition marks a major milestone in our mission to build a thriving fintech ecosystem,” said Michael Seifert, CEO of PublicSquare. “With this technology, we’re helping our merchants target their most valuable and brand-loyal customers, lower their customer acquisition costs, and boost customer retention. Importantly, this acquisition introduces private label credit cards to the SMB market for the first time, an area that has been flatly ignored by other issuers. Once integrated, merchants can break free from the constraints of traditional payment rails and establish stronger, values-aligned relationships with their customers. This is not just about providing customers with optionality at checkout; this is about transforming payments into a high-margin growth engine for our valuable merchant partners.”

Financial and Strategic Impact

PublicSquare’s acquisition of Tandym’s assets accelerates its fintech roadmap by adding tools allowing it to tap into a new recurring revenue stream: merchant-branded credit programs. The acquired assets will also deepen PublicSquare’s integration into everyday business transactions within its 80,000+ merchant network.

Seifert continued, “This acquisition will give PublicSquare proprietary ownership of one of the most scalable merchant credit infrastructures in the market. Tandym’s digital private-label technology will allow merchants in our network to launch branded card programs that increase loyalty, expand consumer financing options, and drive higher transaction volume. Integrating Tandym into PublicSquare’s fintech infrastructure will create immediate synergies across our payments and credit ecosystem. It will strengthen our ability to monetize every merchant and consumer interaction while reinforcing our mission to build a resilient, values-aligned financial network. Ultimately, we believe the integration of Tandym's assets into our ecosystem, combined with PublicSquare's distribution, will unlock new value that Tandym could not have achieved on its own."

About the Tandym Assets

As merchants look to reclaim margin and consumer relationships, Tandym is positioned to become the branded-payments layer for the next generation of commerce.

Tandym integrates directly into Shopify, Klaviyo, Attentive, and other flagship platforms, accelerating adoption and creating network effects across the modern e-commerce stack. The company sits at the intersection of four accelerating trends: merchant margin compression, rising CAC and loyalty costs, brand-controlled wallets, and the shift toward embedded financial services.

Tandym created a comprehensive suite of assets designed to enhance merchant profitability and cultivate customer engagement through a private-label payment platform.

Tandym's Foundational Offerings:

•	Private-label payment platform: the Tandym platform enables merchants to issue digital store cards (credit or debit) under their proprietary brand, ensuring a consistent visual identity.

•	Integrated ecosystem: Tandym has APIs and SDKs for the seamless integration of payment and rewards functionalities into checkout processes, product pages, and back-end systems.

Key Advantages of Tandym for Merchants:

•	Reduced processing costs: Achieve substantial savings by lowering interchange fees by up to 80% for certain transactions, resulting in transaction costs below 1%.

•	Enhanced customer loyalty: By reinvesting savings into customer rewards programs, Merchants can drive an estimated 25% increase in customer lifetime value.

•	Additional revenue streams: Merchants generate a share of revenue from every transaction conducted using their branded cards.

Superior Customer Experience:

•	Effortless application process: Customers apply for a digital store card during checkout, with a credit application requiring no hard credit inquiry.
•	Unified digital PSQ wallet: Upon registration, customers can conveniently utilize their single wallet across all participating merchants in the PublicSquare ecosystem.
•	Automatic reward accrual: Shoppers instantly earn (e.g., up to 5% back at numerous retailers) and redeem points directly at checkout, driving higher AOVs and extended LTV as a result.

Advanced Technology & Integration:

•	White-label branding: Offers comprehensive customization options for messaging, program assets, and hosted brand pages.
•	Developer-friendly APIs: Robust documentation facilitates seamless integration for checkout, capture, refunds, and real-time reward balance management.

For more information visit http://bytandym.com/

Transaction Details

The Company plans to acquire specific intellectual property assets from Tandym, Inc. through an asset purchase agreement. The consideration for these assets will be Class A Common Stock valued at $5.75 million and up to $1.0 million in cash, subject to the final agreed amount of liabilities to be reimbursed by the Company as calculated under the terms and conditions of the agreement.

About PublicSquare

PublicSquare is a financial technology company committed to protecting life, family, and liberty through values-driven innovation. PublicSquare is building an ecosystem of financial solutions that provide consumers and businesses with “cancel-proof” alternatives in today’s economy.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results, or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our expected revenue, revenue growth, operating expenses, anticipated growth, ability to achieve profitability, and our outlook; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the possibility that the transaction between PublicSquare and Tandym will not occur in accordance with the terms and conditions or at the pricing disclosed herein, or at all, (ii) the outcome of any legal proceedings that may be instituted against PublicSquare related to the proposed or actual acquisition of Tandym, (iii) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the transaction will not be realized or will not be realized within the expected time period, (iv) the ability of PublicSquare and Tandym to integrate the business successfully and to achieve anticipated synergies and value creation, (v) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (vi) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (vii) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (viii) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (ix) the ability to execute PublicSquare’s anticipated business plans and strategy, (x) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (xi) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (xii) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare's payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, (xiii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations, (xiv) the risk of PublicSquare being unable to sell its Brands or Marketplace segment businesses, in a timely manner, at desirable prices, or at all, and (xv) risks associated with the Company’s ability to execute on its plans to reposition into a fintech-forward business, including the Company’s pursuit of any money transmitter licenses. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that it will achieve its expectations.

Investors Contact:

investment@publicsquare.com

Media Contact:

pr@publicsquare.com